EXHIBIT 10.6
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

    THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (hereinafter the "Amendment") is made effective as of August 7, 2020 (hereinafter the “Effective Date”), by and among PCC TALLAHASSEE, LLC, a Delaware limited liability company (“Tallahassee Seller”), PCC ORLANDO, LLC, a Delaware limited liability company (“Orlando Seller”), PCC COLLEGE STATION, LLC, a Delaware limited liability company (“College Station Seller”), PCC LUBBOCK, LLC, a Delaware limited liability company (“Lubbock Seller”), PCC WACO, LLC, a Delaware limited liability company (“Waco Seller”), PCC TEMPE, LLC, a Delaware limited liability company (“Tempe Seller”), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company (“Kennesaw Seller”), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company (“Charlotte Seller”, and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, “Seller”), and TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company (“Purchaser”).

    W I T N E S S E T H:

    WHEREAS, Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated July 31, 2020 (as amended from time to time, the “Agreement”), for the sale from Seller to Purchaser of the Property (as defined in the Agreement); and

    WHEREAS, Purchaser and Seller desire to further modify the Agreement, as set forth below.

    NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Agreement is and shall be amended as follows:

    1.     Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated in this Amendment as if set forth herein in full. All capitalized terms not defined in this Amendment shall be deemed to have the meanings given such terms in the Agreement.

    2.    Orlando Inspections. The following provision shall be added as Section 5.13 of the Agreement:

        5.13     Seller shall use commercially reasonable efforts to cause fire and building inspections to take place with respect to the Orlando Property prior to Closing. Promptly following receipt by Seller of such inspections, Seller shall disclose to Purchaser the results of such inspections. In the event such inspection discloses that repairs, maintenance or other remediation work (“Repair Work”) needs to be performed at the Orlando Property in order to bring such Property in compliance with any applicable local laws or ordinances, then Seller shall, at its sole cost and expense, promptly use diligent efforts to complete such Repair Work prior to Closing. In the event that as of Closing, such Repair Work is not complete, then Purchaser shall receive a credit at Closing for the cost to complete such Repair Work, as mutually determined by Seller and Purchaser in good faith and Purchaser shall assume any contracts in place with respect to such Repair Work. In the event that as of the Closing, such inspection is not complete or the results of such inspection are not available, then Seller shall continue to use diligent efforts to complete such inspection and/or obtain such results following Closing (Purchaser agreeing to reasonably cooperate with Seller as necessary in order to schedule such inspection), and the cost of any

Repair Work disclosed in such inspection results, as mutually determined by Seller and Purchaser in good faith, shall be paid to Purchaser as part of the post-closing prorations adjustment process under Section 6.3 of the Agreement. This Section 5.13 shall survive the Closing.
3.    College Station and Charlotte Property Repair Work. The following provision shall be added as Section 5.14 of the Agreement:

        5.14     Seller acknowledges that certain Repair Work will be completed at the College Station Property and the Charlotte Property, as more particularly described on Exhibit A attached hereto. Seller agrees to use commercially reasonable efforts to cause such Repair Work to be completed prior to Closing. In the event such Repair Work is not complete on or prior to Closing, then Purchaser shall receive a credit at Closing for the cost to complete such Repair Work, as mutually determined by Seller and Purchaser in good faith and Purchaser shall assume any contracts in place with respect to such work .

    4.    Title and Survey Waiver. Subject to this Amendment, Purchaser hereby elects to waive its title, zoning and Survey objections set forth in the Title Objection Letter and the Survey Comment Letter delivered by Purchaser prior to the date hereof.

    5.    Counterparts. This Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Originals transmitted by facsimile or electronic mail shall be considered original in all respects.

    6.    Continued and Binding Effect. Except to the extent the Agreement is amended or modified by this Amendment, the remaining terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and assigns.

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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

PCC TALLAHASSEE, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

PCC ORLANDO, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner
[Signature Page to First Amendment to PSA - Student Housing]

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

PCC COLLEGE STATION, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

PCC LUBBOCK, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner
[Signature Page to First Amendment to PSA - Student Housing]

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

PCC WACO, LLC, a Delaware
limited liability company

By: Haven Campus Communities Kennesaw Member, LLC, a Georgia limited liability company, its sole Member and Manager

By: PCC Stadium Village, LLC, a Delaware limited liabiltiy company, its Manager

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

[Signature Page to First Amendment to PSA - Student Housing]

PCC TEMPE, LLC, a Delaware
limited liability company

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware
limited liability company

By: Haven Campus Communities Kennesaw Member, LLC, a Georgia limited liability company, its sole Member and Manager

By: PCC Stadium Village, LLC, a Delaware limited liability company, its Manager

By:    Preferred Campus Communities, LLC, a Maryland limited liability company, its
Manager

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
[Signature Page to First Amendment to PSA - Student Housing]

    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia
limited liability company

By:    PAC Lending, LLC, a Delaware limited liability company, its
Sole Member

By:    PAC Carveout, LLC, a Delaware limited liability company, its
Sole Member

By: Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, as sole member of the Board of Managers of PAC Carveout, LLC
    Maryland corporation, its General Partner

By: Preferred Apartment Communities, Inc., a
    Maryland corporation, its General Partner

                        By: /s/ Jeffrey R. Sprain____________________
Jeffrey R. Sprain, Executive Vice President, General Counsel and Secretary

[Signature Page to First Amendment to PSA - Student Housing]

                        PURCHASER:

TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company

By: /s/ Matthew Coleman

Name: Matthew Coleman

Title: Vice President

[Signature Page to First Amendment to PSA - Student Housing]